Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 20% Portfolio
March 31, 2024
VF20-NPRT1-0524
1.847118.117
Equity Funds - 26.8%
	Shares	Value ($)
Fidelity Canada Fund (a)	21,154	1,422,628
Fidelity Commodity Strategy Fund (a)	21,056	1,948,499
Fidelity Contrafund (a)	91,992	1,745,095
Fidelity Emerging Markets Discovery Fund (a)	470,664	7,737,711
Fidelity Emerging Markets Fund (a)	359,277	13,519,578
Fidelity Enhanced International ETF (a)	184,916	5,279,352
Fidelity Enhanced Large Cap Value ETF (a)	25,475	743,870
Fidelity Equity-Income Fund (a)	35,328	2,590,622
Fidelity Hedged Equity Fund (a)	847,753	10,206,946
Fidelity Infrastructure Fund (a)	60,309	746,623
Fidelity International Capital Appreciation Fund (a)	130,612	3,751,178
Fidelity International Discovery Fund (a)	87,619	4,309,112
Fidelity International Small Cap Fund (a)	57,603	1,862,869
Fidelity International Small Cap Opportunities Fund (a)	138,443	2,847,767
Fidelity International Value Fund (a)	294,160	3,103,389
Fidelity Low-Priced Stock Fund (a)	59,425	2,836,370
Fidelity Overseas Fund (a)	276,635	18,006,186
Fidelity Real Estate Investment Portfolio (a)	96,723	3,650,314
Fidelity Value Discovery Fund (a)	33,032	1,239,015
VIP Stock Selector All Cap Portfolio Investor Class (a)	9,597,435	107,299,321
TOTAL EQUITY FUNDS (Cost $164,888,605)		194,846,445

Fixed-Income Funds - 51.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	1,011,451	9,426,721
Fidelity High Income Fund (a)	710,947	5,481,403
Fidelity Inflation-Protected Bond Index Fund (a)	956,659	8,638,627
Fidelity Long-Term Treasury Bond Index Fund (a)	357,822	3,485,191
Fidelity Total Bond Fund (a)	18,296,021	173,263,313
VIP Investment Grade Bond II Portfolio Investor Class (a)	18,371,906	172,695,914
TOTAL FIXED-INCOME FUNDS (Cost $386,200,216)		372,991,169

Money Market Funds - 21.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b)	27,929,925	27,935,511
Fidelity Investments Money Market Government Portfolio Institutional Class 5.25% (a)(c)	130,516,451	130,516,451
TOTAL MONEY MARKET FUNDS (Cost $158,451,962)		158,451,962

U.S. Treasury Obligations - 0.1%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.3% 4/25/24 to 6/20/24 (e) (Cost $1,032,301)	1,040,000	1,032,299

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $710,573,084)	727,321,875
NET OTHER ASSETS (LIABILITIES) - 0.0%	61,616
NET ASSETS - 100.0%	727,383,491

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	72	Jun 2024	19,110,600	(422,080)	(422,080)
ICE E-mini MSCI EAFE Index Contracts (United States)	4	Jun 2024	471,420	(5,768)	(5,768)
ICE MSCI Emerging Markets Index Contracts (United States)	88	Jun 2024	4,615,600	303	303

TOTAL FUTURES CONTRACTS					(427,545)
The notional amount of futures sold as a percentage of Net Assets is 3.3%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,032,299.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	24,884,346	10,387,162	7,335,997	363,733	-	-	27,935,511	0.1%
Total	24,884,346	10,387,162	7,335,997	363,733	-	-	27,935,511

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	1,461,838	12,498	110,565	-	5,410	53,447	1,422,628
Fidelity Commodity Strategy Fund	1,975,189	9,120	73,692	-	(14,082)	51,964	1,948,499
Fidelity Contrafund	1,502,791	4,850	29,443	1,203	2,886	264,011	1,745,095
Fidelity Emerging Markets Discovery Fund	7,788,655	7,929	61,895	-	(72)	3,094	7,737,711
Fidelity Emerging Markets Fund	13,333,819	71,614	556,427	-	64,824	605,748	13,519,578
Fidelity Enhanced International ETF	4,900,274	-	-	43,270	-	379,078	5,279,352
Fidelity Enhanced Large Cap Value ETF	684,004	-	-	6,649	-	59,866	743,870
Fidelity Equity-Income Fund	2,439,882	18,201	75,593	8,584	3,552	204,580	2,590,622
Fidelity Floating Rate High Income Fund	9,516,426	236,953	346,851	197,246	(1,896)	22,089	9,426,721
Fidelity Hedged Equity Fund	9,407,664	2,543	-	2,543	-	796,739	10,206,946
Fidelity High Income Fund	3,775,562	1,846,354	189,951	66,932	(71)	49,509	5,481,403
Fidelity Inflation-Protected Bond Index Fund	8,969,720	48,671	368,459	3,073	(13,799)	2,494	8,638,627
Fidelity Infrastructure Fund	759,224	3,285	26,669	-	(375)	11,158	746,623
Fidelity International Capital Appreciation Fund	3,614,793	19,841	175,322	-	33,213	258,653	3,751,178
Fidelity International Discovery Fund	4,086,066	26,057	229,658	-	(15,477)	442,124	4,309,112
Fidelity International Small Cap Fund	1,886,543	10,262	89,976	-	9,098	46,942	1,862,869
Fidelity International Small Cap Opportunities Fund	2,751,296	13,580	-	-	-	82,891	2,847,767
Fidelity International Value Fund	2,994,051	13,582	119,580	-	7,709	207,627	3,103,389
Fidelity Investments Money Market Government Portfolio Institutional Class 5.25%	135,697,223	2,400,122	7,580,894	1,735,684	-	-	130,516,451
Fidelity Long-Term Treasury Bond Index Fund	4,455,102	45,379	854,373	32,722	(46,858)	(114,059)	3,485,191
Fidelity Low-Priced Stock Fund	2,697,945	11,537	91,324	-	(444)	218,656	2,836,370
Fidelity Overseas Fund	17,434,856	98,274	867,099	-	119,736	1,220,419	18,006,186
Fidelity Real Estate Investment Portfolio	3,857,144	18,239	147,383	-	(9,455)	(68,231)	3,650,314
Fidelity Total Bond Fund	179,493,756	2,994,885	6,969,483	1,846,190	(260,922)	(1,994,923)	173,263,313
Fidelity U.S. Low Volatility Equity Fund	7,244,007	2,872	7,399,884	-	963,359	(810,354)	-
Fidelity Value Discovery Fund	1,194,898	5,333	41,141	-	4,805	75,120	1,239,015
VIP Investment Grade Bond II Portfolio Investor Class	177,997,412	2,827,527	6,969,540	111,854	(350,243)	(809,242)	172,695,914
VIP Stock Selector All Cap Portfolio Investor Class	101,760,217	494,896	3,885,454	-	198,136	8,731,526	107,299,321
	713,680,357	11,244,404	37,260,656	4,055,950	699,034	9,990,926	698,354,065

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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